                     SCHEDULE 14A
                    (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
       EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use
[x]  Definitive Proxy Statement          of the Commission Only
[ ]  Definitive Additional Materials     (as permitted by Rule
[ ]  Soliciting Material Pursuant        14a-6(e)(2))
     to Rule 14a-11(c) or Rule 14a-12


               UNITED TENNESSEE BANKSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  NO FEE REQUIRED
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of transaction transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calcu-lated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total fee paid:

          ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ------------------------------------------------------


     2.   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------

     3    Filing Party:

          ------------------------------------------------------

     4.   Date Filed:

          ------------------------------------------------------

                   UNITED TENNESSEE BANKSHARES, INC.
                            P.O. BOX 458
                   NEWPORT, TENNESSEE  37822-0458








                           April 14, 1999





Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of our holding company, United Tennessee Bankshares, Inc., to be held at Holiday Inn of Newport, Interstate 40 & Highway 32,
Newport, Tennessee on Tuesday, May 18, 1999 at 5:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on our operations during the fiscal year ended December 31, 1998. Our directors and officers will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,


                              /s/ Richard G. Harwood

                              Richard G. Harwood
                              President

                UNITED TENNESSEE BANKSHARES, INC.
                       344 W. BROADWAY
               NEWPORT, TENNESSEE  37821-0249
                      (423) 623-6088

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON MAY 18, 1999


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of United Tennessee
Bankshares, Inc. (the "Company") will be held at Holiday Inn of
Newport, Interstate 40 & Highway 32, Newport, Tennessee on
Tuesday, May 18, 1999 at 5:00 p.m.

     A proxy statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;

          2.   The approval of the United Tennessee Bankshares,
               Inc. 1999 Stock Option Plan;

          3.   The approval of the United Tennessee Bankshares,
               Inc. Management Recognition Plan; and

          4. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 5, 1999 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Peggy Holston

                              PEGGY HOLSTON
                              SECRETARY

Newport, Tennessee
April 14, 1999


     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          PROXY STATEMENT
                                OF
                  UNITED TENNESSEE BANKSHARES, INC.
                          344 W. BROADWAY
                   NEWPORT, TENNESSEE  37821-0249

                  ANNUAL MEETING OF STOCKHOLDERS
                            MAY 18, 1999


                             GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Tennessee Bankshares, Inc. (the "Company") to be used at its annual meeting of stockholders (the "Annual Meeting") which will be held at Holiday Inn of Newport, Interstate 40 & Highway 32, Newport, Tennessee, on Tuesday, May 18, 1999 at 5:00 p.m. This proxy statement and the accompanying notice and proxy card are being first provided to stockholders on or about April 14, 1999.


               VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Peggy Holston, our Corporate Secretary, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Company's Board of Directors will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND FOR EACH OF THE OTHER PROPOSALS DESCRIBED HEREIN. The proxy confers discre-tionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determi-nation of a majority of the Board of Directors. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.


          VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     Stockholders of record as of the close of business on April 5, 1999 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,382,013 shares of common stock, no par value (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based on these reports, the following table sets forth, as of the Record Date, certain information as to shares of the Common Stock known by management to be beneficially owned by persons owning in excess of 5% of the Common Stock and by all of the Company's directors and executive officers as a group.


                                           AMOUNT AND        PERCENT OF
                                           NATURE OF         SHARES OF
NAME AND ADDRESS                           BENEFICIAL       COMMON STOCK
OF BENEFICIAL OWNER                        OWNERSHIP        OUTSTANDING
-------------------                        ----------       ------------

United Tennessee Bankshares, Inc.
Employee Stock Ownership Plan ("ESOP")
344 W. Broadway
Newport, Tennessee  37821-0249             103,995  1           7.5%

Jerome H. Davis
200 Park Avenue, Suite 515
New York, New York  10166                   74,340              5.4%

All directors and executive officers
 as a group (10 persons)                   135,432  2           9.8%

__________
1 Reflects unallocated shares held in a suspense account for future alloca-tion among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Henry, Overholt and Self, vote all allocated shares in accordance with instructions of the participants; unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by our Board of Directors.
2 Reflects shares over which one or more directors and executive officers have sole or shared voting and/or dispositive power; excludes 13,721 shares held in trust in connection with the Bank's directors' retirement plan.
   The trustees, currently Directors Myers, Henry and Overholt, vote all shares in the same proportion on all matters as the ESOP trustees vote the ESOP shares.



                PROPOSAL I -- ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors currently consists of eight members. The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board has nominated directors Richard G. Harwood and Robert D. Self for reelection to serve as directors for full three-year terms. Under Tennessee law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company's subsidiary, Newport Federal Bank (the "Bank"), the expiration of his term as a director and the number and percentage of shares of the Common Stock beneficially owned (each of its directors is also a director of the Company). Each director first became a director of the Company upon its incorporation in 1997.

                                                             SHARES OF
                                 YEAR FIRST                 COMMON STOCK
                      AGE AT     ELECTED AS     CURRENT     BENEFICIALLY
                    DECEMBER 31, DIRECTOR OF     TERM       OWNED AT THE     PERCENT
     NAME              1998      THE BANK      TO EXPIRE    RECORD DATE 1    OF CLASS
    ------         ------------  ----------    ---------    --------------   --------
                            BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Richard G. Harwood      52          1989          1999         11,550         0.84%
Robert D. Self          68          1978          1999          7,740         0.56

                                 DIRECTORS CONTINUING IN OFFICE

William B. Henry        68          1978          2000         22,548        1.63
J. William Myers        57          1975          2000         24,594        1.78
Tommy C. Bible          45          1998          2000         22,500        1.63
Clyde E. Driskill, Jr.  67          1980          2001         19,807        1.43
Robert L. Overholt      55          1983          2001         20,193        1.46
Ben W. Hooper, III      34          1998          2001          1,000        0.07

__________
1 Reflects shares over which the named individuals have sole or shared voting and/or dispositive power; excludes unallocated shares held by the ESOP and certain shares held by the Company's defined contribution thrift plan and its directors' retirement plan (see "Voting Securities and Beneficial Ownership") above.


    Set forth below is information concerning the Board's nominees for election as director and continuing directors.
Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    RICHARD G. HARWOOD serves as President and Chief Executive Officer. Mr. Harwood joined the Bank as Senior Vice President in 1984. He has acted as the Vice Chairman of the Economic Development Commission, a director for the United Way of Cocke County and Treasurer for the Newport Lions Club.

    ROBERT D. SELF has been the owner of Bob Self Auto Parts, an auto parts supplier located in Newport, Tennessee, since 1969.
Mr. Self is active with the Newport Lions Club and serves on the board of directors of the Stokley Memorial Library.

    WILLIAM B. HENRY has been an optometrist in Newport, Tennessee since 1961. He is presently serving as the secretary of the Newport Utilities Board and is a member of the Newport/Cocke County Economic Development Commission.

    J. WILLIAM MYERS is a lawyer. He has practiced law in Newport, Tennessee since 1966. Mr. Myers serves as our Chairman of the Board. He is active with Habitat for Humanity.

    TOMMY C. BIBLE is the General Manager of the Jefferson-Cocke County Gas Utility District that serves natural and propane gas to the Jefferson County and Cocke County areas. Prior to joining Jefferson-Cocke, he worked 15 years for Newport Utilities Board as the Administrative Manager. Mr. Bible is Chairman of the Cocke County Election Commission and is a director for the Newport/Cocke County Economic Development Commission.

    CLYDE E. DRISKILL, Jr. has been the owner and president of Driskill's Furniture, Inc., a furniture and appliance retail establishment located in Newport, Tennessee, since 1960. Mr. Driskill has served as the Chairman of the Newport Regional Planning Commission and of the Newport/Cocke County Industrial Development Commission.

    ROBERT L. OVERHOLT has been the owner/manager of Home Supply of Newport, Tennessee, Inc., a building supply establishment, since 1966. Mr. Overholt is active with the Shriners and Habitat for Humanity.

    BEN W. HOOPER, III is a partner in general practice with Campbell & Hooper Attorneys in Newport, Tennessee. Mr. Hooper also serves as legal counsel to the Cocke County Amvets and Del Rio Culture & Preservation Society. He is a director and the current chairman of the Cocke County Recreation Advisory Board and is a member of the Cocke County Bar Association, Tennessee Bar Association and Tennessee Trial Lawyers Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors holds regular meetings and special meetings as needed. During the year ended December 31, 1998, the Board met 13 times. No nominee for election as a director or continuing director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended December 31, 1998 and the total number of meetings held by committees on which he served during such fiscal year.

    The full Board of Directors acts as an audit committee and met one time in this capacity in connection with the independent audit for fiscal 1998.

    The Board of Directors has an Executive Committee, which consists of Chairman Myers and Directors Harwood and Henry and acts as a compensation committee. This committee reviews the performance of the Company's officers and met five times for fiscal 1998.

    The Board of Directors does not have a standing nominating committee. Under the Company's Bylaws, the full Board of Directors acts as a nominating committee and met one time in this capacity to select the nominees for election at the Annual Meeting.

DIRECTOR COMPENSATION

    FEES. Directors currently receive fees of $6,000 per year, plus $300 per regular board meeting attended and $100 per executive committee meeting attended, plus the amount of any credit to their account under a long-term incentive plan implemented in fiscal 1997 and described below. In addition, the Chairman receives a salary of $5,569 per year. For fiscal 1998, directors' fees totaled $98,400. Directors do not receive additional compensation for service as directors of the Company. For additional information, see "Transactions with Management" below.

    DIRECTORS' RETIREMENT PLAN. The Bank adopted a directors' retirement plan effective June 19, 1997. On the effective date, a bookkeeping account was established in the name of each director, and each account was credited with an amount equal to the product of (i) $1,291 and (ii) the director's full years of service as a director, up to 20 years. At that time, in recognition of their accrued years of service, the accounts of Messrs. Butcher, Driskill, Harwood, Henry, Myers, Overholt and Self were credited with $25,810, $21,939, $10,324, $24,520,
$25,810, $18,067 and $24,520, respectively. On each December 31 (excluding December 31, 1997), each participant who is then a director and has 20 or fewer years of service shall have his account credited with an amount equal to the product of $1,291 and the safe performance factor, which is determined based on our actual performance as compared to budgeted goals for return on average equity, non-performing assets and composite regulatory rating. The safe performance factor may not exceed 1.2. All amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the plan, each participant's account will be credited with a rate of return equal to our highest rate of interest paid on certificates of deposit having a term of one year. Each participant may prospectively elect to have the dividend-


adjusted rate of return on the Common Stock measure future appreciation. Beginning with the fiscal year following a participant's termination of service, the participant's account will receive an investment return measured by the participant's election between up to two different mutual funds (or other investments) selected by the Board of Directors.

    Each participant may elect to receive plan benefits in a lump sum or over a period shorter than ten years, and in the absence of an election will receive payments in five substan-tially equal installments. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary or, if none, his estate.

    Any compensation accrued under the plan will be paid from the Bank's general assets. The Bank has established a trust in order to hold assets with which to pay compensation. Trust assets would be subject to claims of the Bank's general creditors. If a participant were to prevail over the Bank in a legal dispute as to the terms or interpretation of the plan, he would be reimbursed for his legal and other expenses. Upon the implementation of the plan, the Bank recognized compensation expense totaling $151,000 to provide for participants' initial account balances.

    DEFERRED COMPENSATION PLAN.   The Bank has established a
deferred compensation plan for directors and select executive officers. Before each calendar year begins, each non-employee director may elect to defer receipt of all or part of his fees for the year, and any other participant may elect to defer receipt of up to 25% of his or her compensation for the year. Deferred amounts are credited at the end of the calendar year to a bookkeeping account in the participant's name along with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, between the dividend-adjusted rate of return on the Common Stock and our highest annual rate of interest on certificates of deposit having a one-year term. Each participant may make an election to receive distributions either in a lump sum or in annual installments over a period up to ten years.

    The Bank expects (but are under no legal obligation) to make quarterly contributions to a grantor trust in an amount equal to the accrued expense associated with the deferred compensation plan. In the event of a change in control (as defined in the employment agreement described below), the Bank will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the plan. The trust's assets would remain subject to the claims of the Bank's general creditors and be available for eventual payments to participants.

EXECUTIVE COMPENSATION

    SUMMARY. The following table sets forth compensation for the fiscal years ended December 31, 1998, 1997 and 1996 awarded to or earned by the Company Chief Executive Officer for services rendered in all capacities. No executive officer received salary and bonus in excess of $100,000 during the fiscal year 1998, 1997 or 1996.









                                          ANNUAL COMPENSATION
                                   --------------------------------
NAME AND PRINCIPAL                                    OTHER ANNUAL          ALL OTHER
POSITION                   YEAR    SALARY    BONUS    COMPENSATION 1     COMPENSATION 2
-------------------       ------   ------    -----    ---------------     ---------------
  Richard G. Harwood       1998   $81,440   $5,916    $    --             $  41,015
   President and Chief     1997    70,118    4,945         --                11,220
   Executive Officer       1996    67,723    1,303         --                12,403

__________
1  Excludes indirect compensation in the form of certain perquisites and other personal benefits which did not exceed 10% of salary and bonus.
2  Consists of director fees ($11,400), allocation to ESOP account ($27,719) and Company contribution to defined contribution retirement plan ($1,896) for fiscal 1998; excludes appraisal fees for services to borrowers.


EMPLOYMENT AGREEMENTS

    The Bank has entered into an employment agreement pursuant to which Richard G. Harwood serves as the Bank's President and Chief Executive Officer. In such capacities, Mr. Harwood is responsible for overseeing all of its operations and for implementing the policies adopted by the Board of Directors. The Company has entered into a guarantee agreement with Mr. Harwood pursuant to which it has agreed to be jointly and severely liable for the payment of amounts due under the employment agreement.

    The employment agreement became effective on January 1, 1998 and provides for a term of three years with an annual base salary equal to Mr. Harwood's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the employment agreement, the term of Mr. Harwood's employment may be extended for an additional one-year period beyond the then-effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Harwood has met the required performance standards and that such employment agreement should be extended. The employment agreement provides Mr. Harwood with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The employment agreement shall terminate upon Mr. Harwood's death, may terminate upon Mr. Harwood's disability and is terminable by the Company for "just cause" (as defined in the employment agreement). In the event of termination for just cause, no severance payment is available. If the Company terminates Mr. Harwood without just cause, Mr. Harwood will be entitled to a continuation of his compensation from the date of termination through the remaining term of the employment agreement. In addition, Mr. Harwood is entitled, at his election, to either continued participation in compensation plans which he would have been eligible to participate in through his employment agreement's expiration date or the cash equivalent thereof. If Mr. Harwood's employment is terminated for any reason other than just cause, he shall be entitled to purchase from the Company, at his own expense which shall not exceed applicable statutory rates, family medical insurance under any group health plan that the Company maintains for its employees. This right shall be in addition to, and not in lieu of, any other rights that Mr. Harwood has under the employment agreement and shall continue until he first becomes eligible for participation in Medicare. If the employment agreement is terminated due to Mr. Harwood's "disability" (as defined in the agreement), Mr. Harwood will be entitled to a continuation of his compensation through the date of such termination, including any period prior to the establishment of Mr. Harwood's disability. In the event of Mr. Harwood's death during the term of the employment agreement, Mr. Harwood's estate will be entitled to receive his salary through the last day of the calendar month in which Mr. Harwood's death occurred. Mr. Harwood is able to voluntarily terminate the employment agree-ment by providing 90 days' written notice to the Company, in which case Mr. Harwood would be entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    In the event of (i) Mr. Harwood's involuntary termination of employment other than for "just cause" during the 12-month period following a change in control or (ii) Mr. Harwood's voluntary termination within 90 days of the occurrence of certain specified events occurring during that period, Mr. Harwood will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (a) 2.99 times his base amount, as defined in Section 280G(b)(3) of the Internal Revenue Code, and (b) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. "Change in control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of our voting stock, (ii) the acquisition of the ability to control the election of a majority of the Company's directors,
(iii) the acquisition of a controlling influence over the Company's management or policies by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act) or, (iv) during any period of two consecutive years, individuals ("continuing directors") who at the beginning of such period constituted the Company's Board of Directors (the "existing board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the existing board was approved by a vote of at least two-thirds of the continuing directors then in office shall be considered a continuing director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any


other form of entity not specifically listed herein. The payments that would be made to Mr. Harwood assuming his termination of employment under the foregoing circumstances at December 31, 1998, would have been approximately $245,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. If Mr. Harwood were to prevail over the Company, or obtain a written settlement, in a legal dispute as to the employment agreement, he would be entitled to be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

    The Company offers loans to directors, officers and employees. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features, except each director, officer and employee may obtain one mortgage loan and one consumer loan with waived origination fees and a 1% discount on the interest rate (on adjustable rate loans, the discounted rate applies only until the rate adjusts). At December 31, 1998, no director or executive officer had more than $60,000 of preferential loans from the Company at any time since December 31, 1997, except J. William Myers, Chairman of the Board of Directors, who had an adjustable rate mortgage loan with an initial interest rate of 7.75% whose largest balance during that period was approximately $311,000 and whose balance at the end of that period was $0. At December 31, 1998, the Company loans to directors and executive officers totaled approximately $119,000, or 0.6% of its stockholders' equity and 0.1% of its total assets at that date.

    J. William Myers is a principal in the law firm of Myers & Bell, Newport, Tennessee. The law firm performs routine legal services on behalf of the Company and its borrowers, princi-pally in connection with the closing of mortgage loans. In fiscal 1998, the law firm's fees for such services totaled $96,590.

    Richard G. Harwood, the Company's President and Chief Executive Officer, and Nancy L. Bryant and Peggy Holston, the Company's Vice President and Treasurer and Assistant Secretary and Branch Manager, respectively, are licensed real estate appraisers. They perform routine appraisal services on behalf of the Company's borrowers principally in connection with the closing of mortgage loans. In fiscal 1998, Mr. Harwood's and Mses. Bryant's and Holston's fees for such services totaled $23,031, $13,150 and $11,891, respectively.


 PROPOSAL II--APPROVAL OF THE UNITED TENNESSEE BANKSHARES, INC.
                    1999 STOCK OPTION PLAN

GENERAL

    The Board of Directors of the Company is seeking stock-holder approval of the United Tennessee Bankshares, Inc. 1999 Stock Option Plan (the "Option Plan"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

    The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

    EFFECTIVE DATE. The Option Plan has been formally adopted by the Board of Directors and became effective on January 15, 1999 (the "Effective Date"), although the Option Plan's effectiveness is contingent on its approval by the Company's stockholders.

    ADMINISTRATION. The Option Plan is administered by a committee (the "Committee"), appointed by the Company's Board of Directors (the "Board"), consisting of at least two directors of the Board who are "non-employee directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant options, to determine the form and content of any options granted under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determina-tions and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the
Option Plan.   It is expected that the Committee will initially
consist of Directors William B. Henry, Robert L. Overholt, and
Robert D. Self.

    ELIGIBLE PERSONS. Under the Option Plan, the Committee has discretionary authority to grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to
such employees as the Committee shall designate.   In addition,
the Option Plan specifies the automatic grants described below (see "-- Automatic Grants" below). As of the Record Date, the Company and its affiliates had approximately 22 employees and seven non-employee directors who were eligible to participate in the Option Plan.

    SHARES AVAILABLE FOR GRANTS. The Option Plan reserves 145,475 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan and the exercise prices of such Options. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

    OPTIONS; EXERCISE PRICE. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of an optionee who owns more than 10% of the outstand-ing Common Stock on the date of grant, such exercise price may not be less than 110%of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all incentive stock option plans of the Company and of any affiliate) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

    AUTOMATIC GRANTS. On the Effective Date, certain employees and directors of the Company and the Bank shall receive one-time grants of Options to purchase shares of Common Stock at an exercise price per share equal to its fair market value on that date; provided that grants shall not be made to employees who terminate service with the Company on or before the Effective Date (see " -- Proposed Stock Option Grants" and "New Plan
Benefits" below).   The fair market value of the Common Stock on
the Effective Date (January 15, 1999) was $12.75 per share.

    SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any rela-tionship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exer-cisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

    EXERCISE OF OPTIONS AND SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an agreement granting an Option, 25% of the shares subject to the Option shall be vested and exercisable by each optionee on the Effective Date, and an additional 25% of the shares subject to the Option shall be vested and exercisable by each optionee upon his or her completion of each of three years of service after the date of grant. Notwithstanding the foregoing, an Option will become fully exercisable immediately upon termination of the participant's continuous service due to retirement at or after age 70, disability, death, or upon a change in control (as defined in the Option Plan) or, if earlier, the execution of a written agreement to effect a change in control of the Bank or the Company. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan),
(ii) the date that is one year after an optionee terminates service for a reason other than just cause or death, or (iii) the date that is two years after an optionee's death. However, Options held by directors expire one year after they terminate service as a director or director emeritus (except that this period is extended to two years in the event of the directors death).

    An optionee may exercise Options or SARs, subject to provi-sions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

    CONDITIONS ON ISSUANCE OF SHARES. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

    NONTRANSFERABILITY. Optionees may transfer their Options to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Award.

    EFFECT OF DISSOLUTION AND RELATED TRANSACTIONS. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any


such adjustment will be made in such a manner as to not consti-tute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

    DURATION OF THE OPTION PLAN AND GRANTS. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant.

    AMENDMENT AND TERMINATION OF THE OPTION PLAN. The Board may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Options, sus-pend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected holder of an Award, alter or impair any rights or obli-gations under any Award previously granted.

    FINANCIAL EFFECTS OF AWARDS. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon exercise of SARs. Under appli-cable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

    The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

    ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax pre-ference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exer-cise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

    NON-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to


a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

    SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

PROPOSED STOCK OPTION GRANTS

    Set forth below is certain information relating to all Options that were granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options (i) will be subject to the terms and conditions described above, and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant ($12.75 per share). The closing sale price of the Common Stock on March 31, 1999, as reported on the Nasdaq SmallCap Market,SM was $12.125 per share.

                                                            NUMBER OF SHARES
    PARTICIPANT OR GROUP                                    SUBJECT TO OPTIONS
    --------------------                                    ------------------
  Richard Harwood, President, Chief Executive Officer,
     and Director                                                 36,369
  Nancy Bryant, Vice President                                    19,166
  Peggy Holston, Branch Manager                                   17,202
  J. William Myers, Chairman of the
     Board and Director                                           10,900
  Clyde E. Driskill, Jr., Director                                10,900
  William B. Henry, Director                                      10,900
  Robert   L. Overholt, Director                                  10,900
  Robert D. Self, Director                                        10,900
  Tommy C. Bible, Director                                         2,500
  Ben W. Hooper, III, Director                                     2,500

  All executive officers as a group (3 persons)                   72,737

  All directors who are not executive officers as a
     group (7 persons)                                            59,500

  All employees, including all current officers who are
    not executive officers, as a group (19 persons)                    0


RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Direc-tors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the requirements for continued listing on the Nasdaq SmallCap Market.SM

     Stockholder approval of the Option Plan requires the affir-mative vote of the holders of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" APPROVAL OF THE OPTION PLAN.
                                 -11-

PROPOSAL III -- APPROVAL OF THE UNITED TENNESSEE BANKSHARES, INC.
                   MANAGEMENT RECOGNITION PLAN

GENERAL

     The Board of Directors of the Company is seeking stock-holder approval of the United Tennessee Bankshares, Inc. Management Recognition Plan (the "MRP"). A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing employees and directors of the Company, the Bank and their affiliates with a proprietary interest in the Company, with compensation for their past contributions to the Company and the Bank, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     EFFECTIVE DATE. The MRP has been formally adopted by the Board of Directors and became effective on January 12, 1999 (the "Effective Date"), although the MRP's effectiveness will be contingent upon its approval by the Company's stockholders.

     ADMINISTRATION. The MRP will be administered by an MRP Committee consisting of not less than two members of the Company's Board of Directors ("Board") who are "non-employee directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion (1) to grant MRP awards to such employees as the MRP Committee may select, (2) to determine the form and content of MRP awards to be issued under the MRP,
(3) to interpret the MRP, (4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and which he or she reasonably believed to be in the best interests of the Company and its affiliates. As of the Record Date, the MRP Committee consists of Directors William B. Henry, Robert L. Overholt, and Robert D. Self.

     MRP TRUST; PURCHASE LIMITATIONS. The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors Henry, Overholt, and Self are expected to act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Bank. With funds contributed by the Company, the MRP Trust may purchase, in the aggregate, up to 58,190 shares of the Company's Common Stock. The number of shares is the maximum that the MRP Trust may purchase. Such shares may be newly issued shares, shares held in treasury, or shares held in a grantor trust. In the event an MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with the MRP, the MRP Committee may make awards with respect to such shares.

     TYPES OF AWARDS; ELIGIBLE PERSONS. The MRP Committee has the discretion to select directors and employees of the Company and/or of the Bank who will receive MRP awards. In selecting those employees and directors to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibili-ties of eligible employees, the value of their services to the Company and its affiliates (including the Bank) and any other factors the MRP Committee may deem relevant. In addition, the MRP specifically


provides for automatic awards on the Effective Date to certain employees and non-employee directors of the Company and the Bank
(see "New Plan Benefits" below).

     VESTING. The vesting of MRP awards will be subject to such terms and conditions as are established in a written notice from the Committee to the award recipient. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule, 25% of the shares subject to an MRP award will be earned and become non-forfeitable by each partici-pant on the Effective Date, and an additional 25% of the shares subject to an MRP award will become earned and non-forfeitable upon the participant's completion of each of three years of service after the award date. Notwithstanding the foregoing, all shares of Common Stock subject to outstanding awards will become immediately 100% earned and non-forfeitable upon a participant's retirement at or after age 70, death, disability (as defined in the MRP), or upon a change in control (as defined in the MRP) or, if earlier, the execution of an agreement to effect a change in control of the Bank or the Company.

     DISTRIBUTIONS OF SHARES; VOTING. As MRP awards vest, the MRP Trustees will distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock will be given for each share earned. Payments representing cash dividends (and earnings thereon) will be made in cash. All unvested shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein, and in the absence of any such voting, shall be voted in the manner directed by the Board.

      DIVIDENDS. Whenever shares of Common Stock are paid to an award recipient or beneficiary thereof, such recipient or bene-ficiary shall also be entitled to receive, with respect to each share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant MRP award was initially granted to such participant and the date the shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     No shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Bank's conver-sion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the non-employee directors of the Board. Any shares remaining undistributed solely by reason of the operation of this rule shall be distri-buted to the recipient on the date which is five years from the date of the Bank's conversion to stock form.

     DEFERRAL OF AWARDS. The MRP provides that at any time that is at least six months prior to the next date on which a parti-cipant becomes vested in any shares subject to his or her award, the participant may irrevocably elect to defer the receipt of all or a percentage of the shares that would otherwise be transferred to the participant upon the vesting of such award (the "Deferred Shares"). MRP participants shall receive earnings on dividends paid on Deferred Shares at a rate equal to the yield on the Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The MRP Trustees shall hold each participant's Deferred Shares and deferred earnings in the MRP Trust until distribution is required pursuant to the participant's election.

     TRANSFERABILITY. Participants may transfer their MRP awards to family members or trusts under specified circum-stances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

     TAXATION. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

     FINANCIAL EFFECTS OF AWARDS. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under applicable accounting standards, when MRP awards are granted, the Company must recognize compen-sation expense based on the fair market value of the Common Stock on the date the MRP awards are granted, with such amount being amortized over the expected vesting period for the award.

     ADJUSTMENTS FOR CAPITAL CHANGES. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock which may be purchased under the MRP and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the transaction.

     AMENDMENT AND TERMINATION OF THE MRP. The Board may, by resolution, amend or terminate the MRP at any time, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

     The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termi-nation of the MRP Trust may not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

     DURATION OF THE MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Board, or
(ii) the distribution of all assets of the MRP Trust. Termina-tion of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

     PROPOSED MRP AWARDS.  For information relating to proposed
MRP awards, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Direc-tors is seeking stockholder approval of the MRP to satisfy the requirements for continued listing on the Nasdaq SmallCap Market.SM

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
MRP.



                       NEW PLAN BENEFITS

     The following tables set forth certain information regard-ing the benefits expected to be received under the Option Plan and the MRP.

[CAPTION]

                                                                  OPTION PLAN                      MRP
                                                            ------------------------     -----------------------
                                                               DOLLAR        NUMBER        DOLLAR       NUMBER
NAME AND POSITION                                            VALUE ($)1     OF UNITS     VALUE ($)2    OF UNITS
-----------------                                            ----------     ---------    ----------    --------
Richard Harwood, President, Chief Executive Officer,
  and Director                                               $   --          36,369      $ 176,382      14,547
Nancy Bryant, Vice President                                 $   --          19,166      $  92,962       7,667
Peggy Holston, Branch Manager                                $   --          17,202      $  83,432       6,881

All current executive officers as a group (3 persons)        $   --          72,737      $ 352,776      29,095

All current directors who are not executive officers
  as a group (7 persons)                                     $   --          59,500      $ 263,719      21,750

All employees, including all current officers who
  are not executive officers, as a group (19 persons)        $   --               0      $       0           0

__________________
1  Based on the fair market value of the Common Stock on the date of grant less the exercise price.  All Options are granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant.
2  Based on the closing price of the underlying Common Stock of  $12.125 per share as quoted on the Nasdaq
   SmallCap MarketSM on  March 31, 1999.


                          OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.


                          MISCELLANEOUS

    The cost of soliciting proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials


to beneficial owners of shares of the Common Stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.


                      FINANCIAL INFORMATION

    The annual report to stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company's Corporate Secretary. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE COMPANY'S CORPORATE SECRETARY, UNITED TENNESSEE BANKSHARES, INC., 344 W. BROADWAY, NEWPORT, TENNESSEE 37821-0249.


                       INDEPENDENT AUDITORS

    Pugh & Company, P.C. was the Company's independent auditor for the 1998 fiscal year and has been retained by the Board of Directors to be its auditor for the 1999 fiscal year. A repre-sentative of Pugh & Company, P.C. is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.


                      STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 344 W. Broadway, Newport, Tennessee 37821-0249, no later than December 16, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals to be considered at the Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Corporation, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days notice is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Peggy Holston

                              PEGGY HOLSTON
                              SECRETARY


Newport, Tennessee
April 14, 1999



                                                       Exhibit A

           UNITED TENNESSEE BANKSHARES, INC.
                1999 STOCK OPTION PLAN

     1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Association, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (d)  "Bank" shall mean Newport Federal Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Association or the Company, (ii) the acquisition of the ability to control the election of a majority of the Association's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Association or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Association or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Association shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof, provided that the Board may at any time act in lieu of the Committee.

     (i) "Common Stock" shall mean the common stock of the Company.


     (j)  "Company" shall mean United Tennessee Bankshares,
Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (n) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Association, or an Affiliate.

     (p)  "Exercise Price" shall mean the price per Optioned
Share at which an Option or SAR may be exercised.

     (q) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u)  "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x)  "Plan" shall mean this United Tennessee Bankshares,
Inc. 1999 Stock Option Plan.

     (y)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (z)  "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.

     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.   TERM OF THE PLAN AND AWARDS.

     (A) TERM OF THE PLAN. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (B) TERM OF AWARDS. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   SHARES SUBJECT TO THE PLAN.

     (A) GENERAL RULE. Except as otherwise required under Paragraph 11, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 145,475 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (B) SPECIAL RULE FOR SARS. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5.    ADMINISTRATION OF THE PLAN.

     (A) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (B) POWERS OF THE COMMITTEE. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion, subject to compliance with Office of Thrift Supervision regulations, (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) AGREEMENT. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and

restrictions of the Plan and of such Agreement.   The terms of
each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (D) EFFECT OF THE COMMITTEE'S DECISIONS. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (E) INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.   GRANT OF OPTIONS.

     (A) GENERAL RULE. Only Employees shall be eligible to receive Awards. In selecting those Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Paragraphs 6(b) and 9 hereof.

     (B) AUTOMATIC GRANTS TO EMPLOYEES. On the Effective Date, each of the following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the
Code) to purchase the number of Shares listed below (but not to exceed the OTS Award Limitations), at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective
Date:
          PARTICIPANT                 NUMBER OF SHARES
          -----------                 ----------------
          Richard Harwood                  36,369
          Nancy Bryant                     19,166
          Peggy Holston                    17,202

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (C) SPECIAL RULES FOR ISOS. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     7.    EXERCISE PRICE FOR OPTIONS.

     (A) LIMITS ON COMMITTEE DISCRETION. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (B) STANDARDS FOR DETERMINING EXERCISE PRICE. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.    EXERCISE OF OPTIONS.

     (A) GENERALLY. Unless the Committee, in its sole discretion, designates a different vesting schedule in an Agreement, each Option shall become exercisable with respect to twenty-five percent (25%) of the Optioned Shares upon the date of the Option's grant, and shall become exercisable with respect to an additional twenty-five percent (25%) of the Optioned Shares upon the Participant's completion of each of the next three Years of Service, provided that an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to the Participant's retirement at or after age 70, Disability, or death. All outstanding Options shall also become fully exercisable upon a Change in Control or the execution of a written agreement that would effect a Change in Control. An Option may not be exercised for a fractional Share.

     (B) PROCEDURE FOR EXERCISE. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised.

     (C) PERIOD OF EXERCISABILITY. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire, and the Participant must exercise an ISO within three months after termination of Continuous Service in order to preserve the Option as an ISO), except if the Employee's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Association and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3)  Disability, then to the extent that the
     Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (D)   EFFECT OF THE COMMITTEE'S DECISIONS.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected there-by.

     (E) MANDATORY SIX-MONTH HOLDING PERIOD. Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant of that Option or SAR.

     9.   GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     (A) AUTOMATIC GRANTS. Notwithstanding any other provisions of this Plan, each of Directors Myers, Henry, Self, Driskill, and Overholt shall receive, on the Effective Date, a Non-ISO to purchase 10,900 Shares. In addition, Directors Bible and Hooper shall receive, on the Effective Date, a Non-ISO to purchase 2,500 shares. All of such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant.

     (B) TERMS OF EXERCISE. Options received under the provisions of this Paragraph (i) shall become exercisable in accordance with paragraph 8(a) of the Plan, and (ii) may be exercised from time to time by written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 19 hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall expire one year after the date on which a Director terminates Continuous Service on the Board for a reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     (C)  EFFECT OF THE COMMITTEE'S DECISIONS.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.


     10.  SARS (STOCK APPRECIATION RIGHTS)

     (A) GRANTING OF SARS. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

     (1)  The SAR will expire no later than the ISO;

     (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market
          Value of the Shares subject to the ISO at the time the SAR is exercised;

     (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

     (4) The SAR may be exercised only when the ISO may be exercised; and

     (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (B) EXERCISE PRICE. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant. The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (C) EXERCISE OF SARS. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares.
This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (D) PROCEDURE FOR EXERCISING SARS. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE
          PLAN.

     (A) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.


     (B)  TRANSACTIONS IN WHICH THE COMPANY IS NOT THE
SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (C) SPECIAL RULE FOR ISOS. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (D) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (E) OTHER ISSUANCES. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     (F) CERTAIN SPECIAL DIVIDENDS. The Exercise Price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

     12.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not Incentive Stock Options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 12. Awards which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     13.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the deter-mination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  EFFECTIVE DATE.

     The Plan shall become effective January 15, 1999, provided that the effectiveness of the Plan and any Awards shall be contingent upon approval of the Plan by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.


     15.   MODIFICATION OF AWARDS.

     At any time, and from time to time, the Committee may authorize execution of an instrument providing for the modifica-tion of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16.   AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.

     (A) COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (B) SPECIAL CIRCUMSTANCES. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (C) COMMITTEE DISCRETION. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     18.   RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.


     20.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Association, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Tennessee, except to the extent that federal law shall be deemed to apply.


                                             Exhibit B

           UNITED TENNESSEE BANKSHARES, INC.
              MANAGEMENT RECOGNITION PLAN



                       ARTICLE I
               ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                      ARTICLE II
                  PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                      ARTICLE III
                      DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended.

     3.02 "Bank" means Newport Federal Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any or if none, his estate.

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Association or the Company, (ii) the acquisition of the ability to control the election of a majority of the Association's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Association or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Association or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member

of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Association shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     3.06 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.07 "Common Stock" means shares of the common stock of the Company.

     3.08 "Company" means United Tennessee Bankshares, Inc.

     3.09 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.10 "Date of Conversion" means the date of the conversion of Newport Federal Savings & Loan Association from mutual to stock form.

     3.11 "Director" means a member of the Board.

     3.12 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.14 "Employee" means any person who is employed by the Company or an Affiliate.

     3.15 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17 "Plan" means this United Tennessee Bankshares, Inc.
Management Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20 "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean the restated grantor trust agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.

                      ARTICLE IV
              ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-Employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than two Non-Employee Directors.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion, subject to compliance with the Office of Thrift Supervision regulations, (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. Members of the Board who are eligible for or who have been granted Plan Share Awards (other than pursuant to Section 6.04) may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-Employee Directors.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                       ARTICLE V
           CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM PLAN SHARE AWARDS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to, more than 58,190 Shares (with such number being subject to adjustment pursuant to Section 8.01(a) hereof, and increased to the extent necessary to permit the purchase of Shares with any dividends accrued pursuant to Section 7.02 hereof). Such shares may be newly issued Shares, treasury Shares, or Shares held in grantor trust.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.

                      ARTICLE VI
               ELIGIBILITY; ALLOCATIONS

     6.01  Eligibility.  Except as otherwise provided in
Section 6.04 hereof, the Committee shall make Plan Share Awards only to Employees. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Plan Share Awards specified in Section 6.04 hereof.

     6.02 ALLOCATIONS. The Committee will determine which Employees will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04  AUTOMATIC GRANTS.  In addition, on the Effective
Date, each of the following individuals shall receive a Plan
Share Award as to the number of Plan Shares listed below:

                                      SHARES SUBJECT TO
      EMPLOYEE                        PLAN SHARE AWARD
      --------                        ----------------
      Richard Harwood                       14,547
      Nancy Bryant                           7,667
      Peggy Holston                          6,881


Each of Directors Myers, Henry, Self, Driskill, and Overholt shall receive, on the Effective Date, a Plan Share Award for 4,350 Shares. Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of
Section 7.01, and the Committee shall have no discretion to alter or accelerate said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to
Section 6.04, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time and cease issuing Plan Share Awards.

                      ARTICLE VII
EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  EARNING PLAN SHARES; FORFEITURES.

     (A) GENERAL RULES. Unless the Committee, in its discretion, imposes a different vesting schedule on a Plan Share Award, twenty-five percent (25%) of the Plan Shares subject to a Plan Share Award shall be earned and non-forfeitable immediately upon award, and an additional twenty-five percent (25%) shall become earned and non-forfeitable upon the Participant's completion of each of the next three Years of Service.

     (B) ACCELERATION FOR TERMINATIONS DUE TO RETIREMENT,
DEATH, DISABILITY, OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a) above: (i) all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's retirement at or after age 70, death, or Disability shall be deemed earned and 100% vested as of the Participant's last day of service with the Company or an Affiliate, and (ii) all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed earned and 100% vested as of the earlier of a Change in Control or, if earlier, the execution of an agreement to effect a Change in Control.

     (C)  DISCRETIONARY ACCELERATION.  Notwithstanding Sections
7.01(a) and 7.01(b) above, the Committee may at any time and for any lawful reason accelerate the vesting on all or any part of a Participant's Plan Share Award.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  DISTRIBUTION OF PLAN SHARES.

     (A) TIMING OF DISTRIBUTIONS: General Rule. Except as provided in subsections (c) and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

     (B) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.


     (C) WITHHOLDING. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (D)  TIMING: EXCEPTION FOR 10% SHAREHOLDERS.
Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of non-employee directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of vested Plan Shares, a cash amount equal to the fair market value of such Plan Shares. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

     (E) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05 DEFERRAL ELECTIONS BY PARTICIPANTS. At any time that is at least six months prior to the next date on which a Participant is scheduled to become vested in the unvested portion of his or her Plan Share Award, the Participant may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to defer the receipt of all or a percentage of the Plan Shares that would otherwise be transferred to the Participant upon the future vesting of such award (the "Deferred Shares"). The MRP Committee shall establish and maintain an individual account in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings attributable to cash dividends paid on Deferred Shares (the "Cash Account"). On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the yield on Common Stock, as determined from time to time by the MRP Committee in its sole discretion.

     The Deferred Shares, together with any cash or stock dividends attributable thereto (the "Deferred Earnings"), will be distributed to the Participant in accordance with the deferral schedule (the "Deferral Schedule") selected by the Participant in his or her Election Form. The Trustee shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to the election set forth in the Participant's Election Form.

     Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for a distribution of all or a portion of his Deferred Shares and Deferred Earnings prior to the basis for any such distribution. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the


Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     No Participant may assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, and any deferral election made hereunder shall be irrevocable. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.

     All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation.

                     ARTICLE VIII
                     MISCELLANEOUS

     8.01  ADJUSTMENTS FOR CAPITAL CHANGES.

     (A) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (B)  TRANSACTIONS IN WHICH THE COMPANY IS NOT THE
SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

     (C) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     (D) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the State of Tennessee to the extent not preempted by Federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective January 12, 1999, provided that the effectiveness of the Plan and any Plan Share Award shall be contingent upon the Plan's approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable law.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                         REVOCABLE PROXY
                UNITED TENNESSEE BANKSHARES, INC.


               ANNUAL MEETING OF STOCKHOLDERS
                        MAY 18, 1999

The undersigned hereby appoints J. William Myers, William B. Henry and Ben W. Hooper III, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of United Tennessee Bankshares, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held at Holiday Inn of Newport, Interstate 40 & Highway 32, Newport, Tennessee, on Tuesday, May 18, 1999 at 5:00 p.m., and at any and all adjournments thereof, as follows:

[CAPTION]

                                                        WITH-
                                                FOR     HOLD     EXCEPT
1.   The election as directors of all
     nominees listed (except as
     marked to the contrary below):            [  ]     [  ]     [  ]


     Richard G. Harwood
     Robert D. Self

     INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY LISTED NOMINEE, MARK
     "EXCEPT" AND WRITE THAT NOMINEE'S NAME
     IN THE SPACE PROVIDED BELOW.

     _______________________________________

                                               FOR    AGAINST  ABSTAIN

2.   Approval of the United Tennessee
     Bankshares, Inc. 1999 Stock
     Option Plan                               [  ]     [  ]     [  ]

3.   Approval of the United Tennessee
     Bankshares, Inc. Management
     Recognition Plan                          [  ]     [  ]     [  ]



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE LISTED NOMINEES AND "FOR" THE 1999 STOCK OPTION
PLAN AND MANAGEMENT RECOGNITION PLAN.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   Please be sure to sign and date
   this proxy in the box below

Date_________________________

_____________________________    _____________________________
Stockholders sign above.         Co-holder (if any) sign above.




Should the above stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above stockholder acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated April 14, 1999 and an annual report to stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.


                         PLEASE ACT PROMPTLY
                 SIGN, DATE AND MAIL YOUR PROXY TODAY